UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                Form 8-K/A-1


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) July 12, 2002


                     Commission File Number 000-13822
                                            ----------

                       RESCON TECHNOLOGY CORPORATION
                       -----------------------------
           (Exact Name of Registrant as Specified in its Charter)


      Nevada                                                83-0210455
-------------------------------                       ---------------------
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                      Identification Number)

                       25 Fairchild Avenue, Suite 500
                      -------------------------------
                         Plainview, New York 11803
                         --------------------------
                  (Address of principal executive offices)


                               (516) 576-0060
                            -------------------
              (Registrant's Executive Office Telephone Number)



ITEM 1.  CHANGES IN CONTROL

     This Current Report on Form 8-K is filed as an amendment to the Form 8-K filed by the Company on or about July 23, 2002, to provide relevant financial and other disclosure. The Current Report on Form 8-K, previously filed by the Company on or about July 23, 2002, is incorporated herein in its entirety.

ITEM 5.   OTHER INFORMATION

     This Current Report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. When used in this Current Report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," or "intend" or similar expressions identify forward-looking statements regarding events, conditions, financial trends in connection with our future plan of operations, business strategy, operating results and financial position. Current shareholders and prospective investors are cautioned that forward-looking statements are not guarantees of future performance. Such forward-looking statements by their nature involve substantial risks and uncertainties, certain of which are beyond our control, and actual results from future periods could differ materially from those discussed in this Current Report.

     DESCRIPTION OF BUSINESS

CORPORATE HISTORY

     ResCon Technology Corp., (the "Company") was incorporated under the laws of the State of Wyoming on December 9, 1968, under the name "Platte River Construction Company, Inc." The purpose for which the corporation was organized was to engage in and to do any lawful act concerning any or all lawful businesses for which corporations may be organized.

     The Company had an initial authorized capital of $49,500 consisting of 49,500 shares of $1.00 par value common stock.

     The Company amended its Articles of Incorporation on February 1, 1985, to change its name from "Platte River Construction Company, Inc." to
"ResCon Technology Corporation."   Also, the Articles were amended to
increase the total number of shares authorized from 49,500 to 770,000,000 and to change the par value from $1.00 per share to $.0001 per share.

     On April 1, 1985, the Company amended its Articles of Incorporation to change the total number of shares authorized from 770,000,000 to 1,000,000 with the par value remaining $.0001 per share.

     On or about May 21, 1985, the Company filed an S-18 Registration Statement with the Securities and Exchange Commission.

     On December 13, 1999, the Company completed a merger with ResCon Technology Corp., a Nevada Corp., with the Nevada corporation being the surviving corporation. In connection with said merger, the shareholders of the Wyoming corporation received one share of the Nevada corporation for every 7,000 shares of the Wyoming corporation; provided, that no stockholder, computed on a per stock certificate or record basis, owning 10 or more shares was reduced to less than 10 shares as a result of the reverse split and that no stockholder owning less than 10 shares, on a per stock certificate of record basis, was affected by the reverse split.

     Public Offering
     ---------------

     The Company made a registered public offering, on Form S-18, of its $.001 par value common stock. The public offering was completed on August 9, 1985, when the Company sold 221,311,500 units consisting of one share of common stock and a warrant. Each unit was sold for $.01. Two warrants entitled a holder to purchase one share of common stock for $.015 per share.

     The Company's common stock is now quoted on the Over-the-Counter Bulletin Board under the symbol "RCTC."

     Material Changes in Control Since Inception
     -------------------------------------------

     The Company manufactured and sold chemicals and related products for the permanent repair and protection on concrete and steel structures. The Company developed its own formulas, and researched and tested these formulas for commercial applications. The Company's products have been used in projects by the Federal Highway Administration in conjunction with individual states such as Virginia, Oregon, New York, Minnesota and Nebraska. Private industry projects utilizing the Company's products have included parking ramps in Minnesota, Ohio, West Virginia and Kansas. It ceased all such operations over 10 years ago.

     Other than the above-referenced matters and investigating potential assets, property or businesses to acquire, the Company has had no material business operations for over 10 years.

     On July 12, 2002, the Company consummated an Agreement and Plan of Reorganization (the "Agreement") with Radical Technologies, Inc., a New York corporation ("Radical") and its then wholly owned subsidiary GIT Securities Corporation, a Nevada corporation ("GIT"). Pursuant to the terms and conditions of the Agreement, Radical acquired 10,000,000 restricted Company common shares in exchange for 20% of the issued and outstanding common shares of GIT.

     GIT is a broker-dealer registered with the National Association of Securities Dealers ("NASD"). As such, it is subject to NASD rules and regulations. As an NASD broker-dealer, GIT must obtain NASD approval of any change in its beneficial ownership that exceeds 25%. GIT is currently seeking NASD approval of a change in its beneficial ownership to allow the Company to acquire the remaining 80% of its issued and outstanding common shares from Radical. Upon approval of the change in beneficial ownership of the remaining 80% by the NASD, GIT shall become a wholly owned subsidiary of the Company and the Company shall issue an additional 1,000,000 shares to Radical.

     At the time the Agreement was executed, certain Company shareholders agreed to return their shares to the Company for cancellation. Radical now owns approximately 97% of the 10,273,091 issued and outstanding common shares of the Company.

     Upon approval by the NASD of the transfer of the remaining 80% interest in GIT to the Company, the Company's primary business operations will be the operations of its subsidiary GIT.


BUSINESS OF GIT

     GIT is a $5,000 introducing broker-dealer under "fully disclosed" Clearing Agreements with two self-clearing broker-dealers. GIT began its brokerage operations in the second half of 2001. GIT relies on its registered representatives (i.e., stockbrokers) to open client accounts and to take buy and sell orders from clients for which the clients pay a commission to GIT. During 2002, average monthly net trading commissions from sales have ranged between $100,000 and $300,000 with net commissions averaging approximately $170,000 per month. Assuming market conditions do not vary greatly, GIT does not anticipate significant change in its average monthly net trading commissions during the next twelve months. Currently, the main sources of revenue for GIT are trading commissions from the sale of stock and options.

     GIT is a relatively small, simply structured brokerage offering both discount and full-service brokerage services to specific ethnic groups in the United States, with a primary focus on Russian, Bulgarian, and Armenian ethnic groups. The principals of GIT are multi-lingual and have sought to hire and train personnel capable of providing personalized services to the firm's clients in their native languages. GIT believes in this way it can provide higher quality service to certain ethnically diverse communities in the United States who may be more comfortable engaging in securities transaction in their native language. GIT has primarily focused its marketing activities in the metropolitan areas of the East Coast. As funds and demand justify, GIT will expand its services to the rest of the country.

     GIT is also seeking to establish an international presence. GIT believes that many residents of European and Eastern Block countries desire greater access to trading in the United States financial markets. The current regulatory environment is such that residents of those countries are allowed to trade securities listed on United States financial markets only through United States based broker-dealers who have overseas offices in those countries. GIT is currently negotiating with several consulting groups to advise and assist GIT in establishing offices in certain European and Eastern Block countries. GIT believes that given the multi-lingual skills of its principals, its focus on providing services to ethnic groups and the proliferation and acceptance of the internet as a tool of commerce that GIT may be uniquely situated to provide services to this sector of the market.

     While GIT believes there is sufficient demand to justify international expansion, it has conducted no market studies and has no independent verification that such demand exists. Moreover, GIT does not have significant financial resources available to it. Given its limited financial resources, if it opens an unsuccessful foreign branch, or if growth of the operations in that foreign branch does not occur as quickly as anticipated, GIT may sustain losses from which it cannot financially recover. Similarly, by opening foreign branches, GIT will be significantly more susceptible to the risks and uncertainties of doing business in foreign countries, including but not limited to, foreign regulation and governmental intervention, currency and exchange rate risks, fluctuations of foreign economies and terrorism.



     Products
     --------

     GIT is licensed as a broker-dealer in 40 states and offers financial services to clients across the country. GIT is a member of the NASD and the Securities Investor Protection Corporation ("SIPC"). GIT does not make markets in any securities and will conduct a retail operation limited to agency trade and riskless principal transactions with customers.
Similarly, GIT does not maintain any inventory or engage in other positional trades.

     To properly service balanced portfolios, GIT offers corporate debt, corporate equity (including both exchange listed and over-the-counter securities), mutual funds (via subscription basis or clearing agent only) and option contracts. GIT generally stays away from speculative thinly traded issues. Penny stock transactions are conducted only on an unsolicited basis, and only in accordance with applicable NASD rules.

     GIT's options business line is primarily used for income and hedging purposes. For income strategies, GIT writes covered calls for its clients. For hedging, wherein a sector investment may be concentrated, the corresponding equity put or index put shall be utilized for customer protection purposes. In suitable cases, clients are allowed to enter into long options positions for quantifiable risk positions. GIT does not take short opening positions in options as the firm does not condone this trading strategy. In suitable cases, GIT considers long position spreads, straddles or combinations to satisfy investor needs. GIT relies on the advanced technology tools provided by the CBOE website and NYSE for these sophisticated trading derivatives.

     GIT will not conduct a wire order business for mutual funds. Mutual funds are sold either on a subscription basis wherein all money due is paid to the fund family, or the clearing firm warehouses said fund families to the clearing firm.

     GIT does not engage in any proprietary trading or market making activities at this time.

     The current mix of GIT clients is approximately 75% retail investors and 25% institutional investors. This may change with market conditions.

     In the future, GIT may seek to enter into a strategic alliance with a licensed banking institution or insurance provider to allow GIT to offer a full range of high quality financial products and services.

     Marketing
     ---------

     GIT primarily attracts clients through different marketing techniques including the distribution of brochures and advertisements, seminars, via the internet and in person. All advertising is subject to prior approval of the NASD. GIT does not rely on cold-calling as a primary or secondary marketing strategy. From time to time, a GIT broker may "cold call" an individual who has been referred to the broker from a center of influence such as an attorney, accountant, etc.


     GIT has a future vision and unconditional belief that rapid innovative advances in computer technology along with dramatic expansion of internet applications will change the face of securities market-related businesses. Therefore, GIT will seek to employ selected technology to provide a platform that is competitive with those offered by considerably larger brand name brokerage operations. GIT will use technological advances derived from both internal and external sources. Presently, GIT is developing a unique multilingual software application, which will be employed to facilitate securities-related activities. Basic features of this application would provide the potential customer with comprehensive "lay language" overview of different securities products, flexible research tools, real-time quotes, and other various services. Additionally, GIT's clearing firms offer excellent technological platforms, which GIT believes will help the Firm to obtain a competitive edge and offer exceptional service.

     Back Office Operations
     ----------------------

     Through its Clearing Agreements, GIT has effectively outsourced its back office operations and is able to leverage the technology provided by its clearing firms so it can better focus its efforts on marketing its services. The clearing firms provide satisfactory customer service and technology service support for GIT's customers who wish to provide order entry at a low reasonable cost structure. GIT has established a small, but continuously growing number of retail customer accounts. The GIT principals have significant experience in the brokerage industry, and rely on their contacts within the industry to develop clients.

     As a non-clearing broker, GIT does not handle any customer funds or securities, that responsibility rests with the above named clearing firms. All funds or securities sent directly to GIT are immediately forwarded to our clearing agents. GIT holds no customer accounts. All checks are made payable directly to the clearing agent. Commissions payable to our registered representatives are paid monthly using ADP and taxes are collected for the New York Department of Taxation and Finance, The Treasury Department and OADISA. GIT's back office personnel in ministerial, secretarial, clerical and operations and compliance are paid bi-weekly using the same ADP system.

     Competition
     -----------

     The market for discount brokerage services is rapidly evolving and intensely competitive and has few barriers to entry. We expect competition to continue and intensify in the future. GIT encounters competition from numerous brokerage firms, including discount brokerage firms and full-commission brokerage firms, financial institutions, mutual fund sponsors, insurance companies and other organizations. Businesses in the securities industry primarily compete in the following areas:

     -    Quality and ability of professional personnel;
     -    Experience and reputation of the firm;
     -    Relative prices of services and products offered;
     -    The scope of products and services; and
     -    Back office operations efficiency.

     GIT has focused its efforts on positioning itself competitively by targeting services to specific ethnic groups in the United States, with a primary focus on Russian, Bulgarian, and Armenian ethnic groups, and providing them the ability to make securities transactions in their primary language. This is a market GIT believes is not adequately served by, and not the primary focus of larger firms.

     Many competitors of GIT have significantly greater financial, technical, marketing and other resources. Many of its competitors offer a wider range of service and financial products and have greater name recognition and more extensive client bases. These competitors may be able to respond more quickly to new and changing opportunities, technologies and client requirements and may be able to undertake more extensive promotional activities, offer more attractive terms to clients and adopt more aggressive pricing policies. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may acquire significant market share. There can be no assurance that we will be able to compete effectively with current or future competitors or that the competitive pressures GIT faces will not harm our business.

     Cyclical Factors
     ----------------

     The revenues of GIT may be adversely affected by cyclical factors, such as financial market downturns, problems or recessions in the United States or global economies. These downturns may cause investor concerns, which has historically resulted in fewer transactions and less investing through broker-dealers, thereby reducing revenue and potentials profits. Such conditions would present risk in that GIT would need to raise additional capital to offset related significant reductions in revenues.

     Government Regulation
     ---------------------

          BROKER-DEALER REGULATION

     The securities industry in the United States is subject to extensive regulation under various federal and state laws and regulations. While the Securities and Exchange Commission ("SEC") administers most of the federal securities laws, much of the regulation of the securities industry is subject to state regulation and various self-regulatory organization such as the NASD. The self-regulatory organizations, among other things, promulgate regulation and provide oversight in the following areas:

     -    Sales practices;
     -    Trade practices among broker-dealers;
     -    Capital requirements;
     -    Records keeping; and
     -    Conduct of employees and affiliates of member organizations.

     The SEC, the states and the self-regulatory organizations also have the authority to conduct administrative proceedings that can result in the censure, fine, suspension or expulsion of a broker-dealer, its employees or officers. Also, new legislation, changes in rules and regulations promulgated by the SEC, the states or self-regulatory organizations, or changes in the interpretation or enforcement of existing laws and rules often directly affect the operation and profitability of broker-dealers. The stated purpose of much of the regulation of broker-dealers is the protection of customers and the securities markets, rather than the protection of creditors and shareholder of broker-dealers.


          NET CAPITAL REQUIREMENTS; LIQUIDITY

     As a registered broker-dealer and member of the NASD, GIT is subject to the Net Capital Rule. The Net Capital Rule, which specifies minimum net capital requirements for registered broker-dealers, is designed to measure the general financial integrity and liquidity of a broker-dealer and requires that at least a minimum part of its assets be kept in relatively liquid form. In general, net capital is defined as net worth (assets minus liabilities), plus qualifying subordinated borrowings and certain discretionary liabilities, and less certain mandatory deductions that result from excluding assets that are not readily convertible into cash and from valuing conservatively certain other assets. Among these deductions are adjustments (called "haircuts"), which reflect the possibility of a decline in the market value of an asset prior to disposition.

     Failure to maintain the required net capital may subject a firm to suspension or revocation of registration by the SEC and suspension or expulsion by the NASD and other regulatory bodies and ultimately could require the firm's liquidation. The Net Capital Rule prohibits payments of dividends, redemption of stock, the prepayment of subordinated indebtedness and the making of any unsecured advance or loan to a shareholder, employee of affiliate, if the payment would reduce the firm's net capital below a certain level.

     The Net Capital Rule also provides that the SEC may restrict for up to 20 business days any withdrawal of equity capital, or unsecured loans or advances to shareholders, employees or affiliates ("capital withdrawal") if the excess net capital and the SEC concludes that the capital withdrawals during a 30-day period, exceeds 30% of the excess net capital and the SEC concludes that the capital withdrawal may be detrimental to the financial integrity of the broker-dealer. In addition, the Net Capital Rule provides that the total outstanding principal amount of the broker of a broker-dealer's indebtedness under certain subordination agreements, the proceeds of which are included in its net capital, may not exceed 70% of the sum of the outstanding principal amount of all subordinated indebtedness included in net capital, par or stated value of capital stock, paid in capital in excess of par, retained earnings and other capital accounts for a period in excess of 90 days.

     A change in the Net Capital Rule, the imposition of new rules or any unusually large change against net capital could limit those of our operations that require the intensive use of capital, such as the financing of client account balances, and also could restrict our ability to pay dividends, repay debt and repurchase shares of our outstanding stock. A significant operating loss or any unusually large charge against net capital could adversely affect our ability to expand or even maintain our present levels of business, which could harm our business.

     GIT is a member of SIPC which provides, in the event of the liquidation of a broker-dealer, protection for clients' accounts up to $500,000, subject to a limitation of $100,000 for claims for cash balances. GIT's clients are carried on the books and records of our clearing firms.

EMPLOYEES

     GIT currently have 14 full-time employees, 12 of which are registered representatives, including four of whom are in management. None of its employees are covered by a collective bargaining agreement or are represented by a labor union. GIT's relations with its employees are good.


     DESCRIPTION OF PROPERTY

     The corporate headquarters of GIT is located at 271 North Ave., Suite 1103 in New Rochelle, New York 10801, where its leases approximately 1,200 square feet of office space for $1,250 per month, pursuant to a lease that expires in July, 2003. GIT also has a branch office located at 25 Fairchild Avenue, Suite 500 Plainview, New York 11803, where it leases approximately 4,000 square feet of office space for $5,000 per month, pursuant to a lease that expires in July, 2003. GIT will open additional branch offices in the future based upon need and the progress of its business activities. GIT does not anticipate opening an additional branch office prior to the end 2002.

     DIRECTORS AND EXECUTIVE OFFICERS

     Pursuant to the terms of the Agreement and Plan of Reorganization, following consummation of the Agreement, the directors and executive officers of the Company resigned in seriatim and appointed Christian Nigohossian, Michael Barrett and Perry Louros as directors of the Company. Christian Nigohossian was also appointed to serve as president and secretary of the Company.

     CHRISTIAN NIGOHOSSIANN, DIRECTOR, PRESIDENT AND SECRETARY. Mr. Nigohossian has served as president of GIT since March 2001. As such, he is particularly responsible for developing and overseeing the retail operations of GIT. He is also involved in the general management of the firm. Mr. Nigohossian is a licensed General Securities Principal (Series
24), an Equity Trader (Series 55), a Registered Option Principal (Series 4) and a Registered Representative (Series 7 and 63). From 1997 to 2001, Mr. Nigohossian was a registered representative at the Minneapolis Company where, in addition to developing retail clients, he also gained experience in structuring and developing back office and trading operations. His operations experience includes compliance assistance, monitoring and enforcement of industry rules and regulations. His trading experience includes ECN oerder flow, market making , working with trading correspondents , manning multiple Nasdaq workstations and trading for the proprietary account. Mr. Nigohossian is 31 years old.

     MICHAEL BARRETT, DIRECTOR. Mr. Barrett has been with GIT since March 2000. He currently serves as the Branch Manager of the firm's Plainview office. Mr. Barrett is a licensed General Securities Principal (Series
24), a Registered Option Principal (Series 4) and a Registered Representative (Series 7 and 63). From 1994 to 1999, Mr. Barrett worked for Murray Hill Chemists, a pharmaceutical company. During his tenure with Murray Hill, Mr. Barrett primarily responsible for employee supervision in the various positions he held, including software trainer, operational trainer and manager and customer service manager in a retail environment. Mr. Barrett received a Bachelors of Science degree in Psychology from Rutgers University. Mr. Barrett is 41 years old.

     PERRY LOUROS, DIRECTOR. Mr. Louros has served as operations manager for GIT since March 2001. As operations manager, Mr. Louros is primarily responsible to oversee the day-to-day operations of the firm. Prior to joining GIT, Mr. Louros was employed by Frostpond Realty. In addition to being a real estate agent and participating in property lease negotiations and property management operations, Mr. Louros held various supervisory positions with Frostpond. He oversaw the day-to-day operations of the company. He was also responsible for training, motivating and directing the sales force. Mr. Louros received a Bachelors of Science degree in Psychology from the C.W. Post Campus of Long Island University. Mr. Louros is 33 years old.

ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements
     ------------------------

     Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A, which is incorporated into this document by reference, are the statement of financial condition of GIT Securities Corporation as of December 31, 2001, and the statement of operations, statement of stockholders' equity and statement of cash flows, with the accompanying notes to the financial statements.

     (b) Pro Forma Financial Information
     -----------------------------------

     The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

     Unaudited Pro Forma Balance Sheet as of June 30, 2002;

     Unaudited Pro Forma Statement of Operations for the year ended December 31, 2001;

     Unaudited Pro Forma Statement of Operations for the six months ended June 30, 2002;

     Notes to the Unaudited Pro Forma Financial Statements.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A-1 to be signed on its behalf by the undersigned hereunto duly authorized.



                                RESCON TECHNOLOGY CORPORATION



Date: September 23, 2002        By: /s/ Christian Nigohossian
                                -------------------------------------
                                Christian Nigohossian, President